UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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INTEGRATED DEVICE TECHNOLOGY, INC.

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September 11, 2018 All Hands Meeting

Filed by Integrated Device Technology, Inc. pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934 Subject Company: Integrated Device Technology, Inc. Commission File No. of Subject Company: 000-12695 Additional Information and Where to Find It  This communication is being made in respect of the proposed transaction involving IDT and Renasas. In connection with the proposed transaction, IDT plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.  Participants in the Solicitation  IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com  Cautionary Statement Regarding Forward-Looking Statements  This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.  Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Agenda What we’ve just announced ü Renesas background ü What this means to us – how we run the company going forward ü Contains Strictly Confidential Information IDT Employees Only What happens next ü

What We Announced We announced an agreement that sets in motion the process of IDT being acquired by the Renesas Electronics Corporation This agreement is now public, and requires approval by shareholders and appropriate governmental & regulatory agencies Closing is expected in the first half of calendar 2019 The accepted offer is $49 per share in cash, representing an equity value of approximately $6.7B dollars

Renesas Background Renesas is a global semiconductor company best known for embedded microcontroller solutions Over $7B in annual revenues last year Leading global microcontroller supplier Second largest Automotive semiconductor supplier Purchased Intersil Corporation in 2017 Strategy is for continued expansion in Analog Mixed Signal Both management teams see essentially zero overlap in products Products, know-how, and supply chains are complimentary Combined company creates a global leader of significant scale and technology breadth

How Did We Get Here? IDT was not seeking to sell our company. We believe strongly in our stated growth plan We were recently approached by Renesas with an unsolicited offer and a thoughtful strategic rationale Based on this offer, we had a duty to proceed with exploratory management discussions To understand details of the offer and report to our own board of directors Who then evaluated this in the context of the best interests of IDT shareholders The result of these discussions led to the mutual decision of our respective board of directors to combine the companies We share a common vision around growth Our target market segments are the same

What This Means to Us This is a sizable acquisition to purchase our company -- because you are outstanding at what you do Renesas intends to accelerate our strategy, not to disrupt it You will hear about the vision of the combined company from Bunsei Kure, Renesas CEO Employee all-hands address today at 2:30pm PST Until the transaction receives shareholder, governmental & regulatory approvals and is officially closed, it is business-as-usual in terms of how we run IDT Renesas is a separate company until the close, and all normal confidentiality practices still apply

Concerns You May Have Will my job or my team assignment change after the combination? This is always possible. Remember that there is essentially zero product overlap, and that our IDT business is already growing profitably We’ve spent recent years defining and executing a growth strategy in Analog Mixed Signal components … Will this be relevant going forward? Yes. Your growth strategy, products, and business model are extremely valuable to the combined company, and this is why they are buying us What happens to our bonus this year? Benefits? They don’t change for this fiscal year. There will be a lot of high quality communications on all human resource programs going forward Renesas is already established in the Silicon Valley and globally – they already operate today in most of our locations

What Happens Next? You will hear directly from Renesas leadership later today Greg and the executive team will support employee meetings or webcasts at most of our sites over the next 30 days We run the company as we are running it now, until the time of closure – expected in 1HCY19 You know what to do, our teams are executing well, and we have products to deliver

Closing Thoughts It’s a lot to absorb -- think about it, and we’ll answer any questions that we are able to Over the past five years, our IDT team has adapted to many new products, new leaders, and changes You delivered one of the fastest growing, innovative, profitable, and best businesses in the history of our industry … by any measure You have earned the respect of the industry Renesas leadership has a vision for what they want to become Listen to it, think about it, and form your own opinion if it’s an exciting and credible vision … that you want to be part of And if you do, then start thinking about how we deliver it, and how to improve it

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